Wal-Mart Stores, Inc. Announces Cash Tender Offers for
Certain of its Outstanding Debt Securities
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER-MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.
BENTONVILLE, Ark., June 15, 2017 -- Wal-Mart Stores, Inc. (NYSE: WMT) (“Walmart,” the “Company,” “we” or “us”) announced today that it has commenced cash tender offers for:

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up to $2,000,000,000 aggregate purchase price, including principal, premium and the applicable Early Participation Amount (as defined herein), but excluding Accrued Interest (as defined below) (the “Maximum Dollar Amount”), of the debt securities listed in Table I below (collectively, the “Dollar Securities”) (such offer to purchase, the “Dollar Tender Offer”); and

•
up to £500,000,000 aggregate purchase price, including principal, premium and the applicable Early Participation Amount, but excluding Accrued Interest (the “Maximum Sterling Amount”), of the debt securities listed in Table II below (collectively, the “Sterling Securities”) (such offer to purchase, the “Sterling Tender Offer”), in each case, plus accrued and unpaid interest on the applicable series of Dollar Securities and Sterling Securities (collectively, the “Securities”) from, and including, the most recent interest payment date for such series of Securities prior to the applicable Payment Date (as defined herein) to, but not including, the applicable Payment Date (“Accrued Interest”). The Maximum Dollar Amount and the Maximum Sterling Amount (collectively, the “Maximum Amounts”) will not be subject to amendment by Walmart.
Each of the Dollar Tender Offer and the Sterling Tender Offer (each, a “Tender Offer” and together, the “Tender Offers”) is made upon the terms and subject to the conditions set forth in the Offer to Purchase (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with this Offer to Purchase, the “Offer Documents”), each dated the date hereof.
Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase.

Table I: Dollar Securities Subject to the Dollar Tender Offer
Title of Security	Security Identifiers	Applicable Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)
6.500% Notes due 2037	CUSIP: 931142 CK7 ISIN: US931142CK74	August 15, 2037	$3,000	1	$2,000 and integral multiples of $1,000 in excess thereof	$30.00	3% U.S. Treasury due 2/15/2047	FIT1	75	$1,420.14
6.200% Notes due 2038	CUSIP: 931142 CM3 ISIN: US931142CM31	April 15, 2038	$2,000	2	$2,000 and integral multiples of $1,000 in excess thereof	$30.00	3% U.S. Treasury due 2/15/2047	FIT1	75	$1,385.78
5.625% Notes due 2040	CUSIP: 931142 CS0 ISIN: US931142CS01	April 1, 2040	$1,250	3	$2,000 and integral multiples of $1,000 in excess thereof	$30.00	3% U.S. Treasury due 2/15/2047	FIT1	80	$1,311.21
5.625% Notes due 2041	CUSIP: 931142 DB6 ISIN: US931142DB66	April 15, 2041	$2,000	4	$2,000 and integral multiples of $1,000 in excess thereof	$30.00	3% U.S. Treasury due 2/15/2047	FIT1	80	$1,320.26

(1)	Per $1,000 principal amount of Dollar Securities.

(2)
The Total Consideration payable for each series of Dollar Securities includes the Early Participation Amount and will be a price per $1,000 principal amount of such series of Securities validly tendered in the Dollar Tender Offer at or prior to the Early Participation Date for the Dollar Tender Offer and accepted for purchase by us and is calculated using the applicable Fixed Spread. Holders whose Securities are accepted will also receive Accrued Interest on such Securities. The Total Consideration includes the applicable Early Participation Amount. The Hypothetical Total Consideration shown in this table is per $1,000 principal amount of Dollar Securities and assumes that the Reference Yield had been measured at 10:00 a.m., New York City time, on June 14, 2017, as determined by the Joint Lead Dealer-Managers (see Schedule B to the Offer to Purchase).

Table II: Sterling Securities Subject to the Sterling Tender Offer
Title of Security	Security Identifier	Applicable Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)
4.875% Notes due 2039*	ISIN: XS0279211832	January 19, 2039	£1,000	1	£50,000 and integral multiples of £1,000 in excess thereof	£30.00	4.25% UK Treasury due 2039	DMO2	60	£1,441.58
5.250% Notes due 2035*	ISIN: XS0202077953	September 28, 2035	£1,000	2	£1,000 and integral multiples of £1,000 in excess thereof	£30.00	4.50% UK Treasury due 2034	DMO2	60	£1,474.02
5.750% Notes due 2030**	ISIN: XS0121617517	December 19, 2030	£500	3	£1,000 and integral multiples of £1,000 in excess thereof	£30.00	4.75% UK Treasury due 2030	DMO2	65	£1,456.02

*	Admitted to trading on the Main Securities Market of the Irish Stock Exchange.

**	Admitted to trading on the regulated market of the Luxembourg Stock Exchange.

(1)	Per £1,000 principal amount of Sterling Securities.

(2)
The Total Consideration payable for each series of Sterling Securities includes the Early Participation Amount and will be a price per £1,000 principal amount of such series of Securities validly tendered in the Sterling Tender Offer at or prior to the Early Participation Date for the Sterling Tender Offer and accepted for purchase by us and is calculated using the applicable Fixed Spread. Holders whose Securities are accepted will also receive Accrued Interest on such Securities. The Total Consideration includes the applicable Early Participation Amount. The Hypothetical Total Consideration shown in this table is per £1,000 principal amount of Sterling Securities and assumes that the Reference Yield had been measured at 10:00 a.m., New York City time, on June 14, 2017, as determined by the Joint Lead Dealer-Managers (see Schedule B to the Offer to Purchase).

Rationale for the Tender Offers
We are making the Tender Offers to purchase certain outstanding debt issued by Walmart to reduce our interest expense. Securities that are accepted in the Tender Offers will be purchased, retired and canceled by Walmart and will no longer remain outstanding obligations of Walmart.
“The Tender Offers allow us to take advantage of the current favorable interest rate environment and reduce our interest expense going forward. We expect to record a charge for this discrete item upon completion of the Tender Offers,” said Brett Biggs, Executive Vice President and Chief Financial Officer.
Details of the Tender Offer
Each Tender Offer will expire at 11:59 p.m., New York City time, on July 13, 2017, unless, subject to applicable law, such deadline is extended by the Company in respect of one or both of the Tender Offers or one or both of the Tender Offers is earlier terminated by the Company, in each case, in its sole and absolute discretion (such date and time, as the same may be extended in respect of one or both Tender Offers, the “Expiration Date”). Securities tendered at or prior to the applicable Early Participation Date (as defined herein) may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on June 28, 2017, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended in respect of one or both Tender Offers, the “Withdrawal Date”), but not thereafter.
The Company will accept for payment, and thereby purchase, all Securities validly tendered (and not subsequently validly withdrawn) pursuant to a Tender Offer at or prior to the applicable Expiration Date, subject to the applicable Maximum Amount and based on the applicable acceptance priority levels set forth in Table I and Table II above (the “Acceptance Priority Levels”), and subject to proration (if applicable), provided that, with respect to each Tender Offer, Securities tendered at or prior to the Early Participation Date will be accepted for purchase in priority to Securities tendered after the Early Participation Date, but at or prior to the Expiration Deadline, regardless of the priority of the series of such later tendered Securities.
Holders of Securities that are validly tendered at or prior to 5:00 p.m., New York City time, on June 28, 2017, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended in respect of one or both Tender Offers, the “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase by the Company will receive the applicable Total Consideration (as defined below) for their Securities, together with any Accrued Interest. The Total Consideration payable for each series of Securities includes the early participation amount applicable to such series of Securities, as set forth in the applicable table above (the “Early Participation Amount”). Holders validly tendering their Securities after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will only be eligible to receive the applicable “Tender Offer Consideration,” which is an amount equal to the applicable Total Consideration less the applicable Early Participation Amount, together with any Accrued Interest.
Each Tender Offer is subject to certain conditions. Subject to the Company’s right to terminate a Tender Offer, as described below, and subject to the applicable Maximum Amount and based on the Acceptance Priority Levels and proration, the Company will purchase in each Tender Offer (i) the Securities that have been validly tendered (and not subsequently validly withdrawn) in that Tender Offer at or prior to the applicable Early Participation Date, subject to all conditions to such Tender Offer having been satisfied or waived by the Company, promptly following such Early Participation Date (the date of such purchase, which is expected to be the fifth business day following the Early Participation Date, the “Early Payment Date”), and (ii) the Securities that have been validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, subject to all conditions to such Tender Offer having been satisfied or waived by the Company, promptly following the Expiration Date (the date of such purchase, which is expected to be the second business day following the Expiration Date, the “Final Payment Date,” and together with the Early Payment Date, each a “Payment Date”). If, on the applicable Early Payment Date, Securities are purchased in a Tender Offer for an aggregate purchase price that is equal to the Maximum Amount for such Tender Offer, no additional Securities will be purchased in such Tender Offer, and there will be no Final Payment Date for such Tender Offer.

The “Total Consideration” payable for each series of Securities will be a price for each $1,000 or £1,000 principal amount, as applicable, of such series of Securities validly tendered at or prior to the applicable Early Participation Date, and accepted for purchase by the Company (subject to the applicable Acceptance Priority Levels and to proration, if any) equal to an amount, calculated in accordance with Schedule A-1 or A-2, as applicable, to the Offer to Purchase that would reflect, as of the applicable Early Payment Date, a yield to the maturity date of such series of Securities equal to the sum of (i) the Reference Yield (as defined below) for such series of Securities, determined in each case as of 10:00 a.m. (New York City time) by the Joint Lead Dealer-Managers (as defined below), on the business day following the applicable Early Participation Date (the “Reference Yield Determination Date”), plus (ii) the fixed spread applicable to such series of Securities, as set forth in the Tables above (the “Fixed Spread”), excluding Accrued Interest. The Total Consideration includes the applicable Early Participation Amount. The “Reference Yield” means, with respect to each series of Dollar Securities, the bid-side price of the applicable reference security listed in the Tables above (the “Reference Security”) as displayed on the applicable reference page set forth in Table I above, and with respect to each series of Sterling Securities, the mid-market price of the applicable Reference Security as displayed on the applicable reference page set forth in Table II above.
For further details about the procedures about tendering the Securities, please refer to the Offer Documents, including the procedures set out under the heading “The Tender Offers-Procedures for Tendering Securities” of the Offer to Purchase.
Indicative Timetable for Each Tender Offer

Event	Calendar Date and Time
Commencement	June 15, 2017
Early Participation Date	5:00 p.m., New York City time, on June 28, 2017, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion.
Withdrawal Date	5:00 p.m., New York City time, on June 28, 2017, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion.
Announcement of Results of Early Participation	As soon as reasonably practicable after the Early Participation Date.
Reference Yield Determination Date	10:00 a.m. (New York City time), on June 29, 2017, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion.
Early Payment Date	Promptly following the Early Participation Date (expected to be on or about July 6, 2017), subject to the satisfaction or waiver of the conditions to the applicable Tender Offer.
Expiration Date
11:59 p.m., New York City time, on July 13, 2017, unless, subject to applicable law, extended by the Company in respect of one or both of the Tender Offers or one or both of the Tender Offers is earlier terminated by the Company, in each case, in its sole and absolute discretion.

Final Payment Date
Promptly following the Tender Expiration Date (expected to be on or about July 17, 2017), subject to the satisfaction or waiver of the conditions to the applicable Tender Offer and assuming additional Securities may be purchased in such Tender Offer without the applicable Maximum Amount being exceeded.

The Company reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase any Securities and to extend, re-open, withdraw or terminate either or both Tender Offer and to amend or waive any of the terms and conditions of either or both Tender Offer in any manner, subject to applicable laws and regulations. If the Company take any of the foregoing actions with respect to a Tender Offer, it will not be required to take such action with respect to the other Tender Offer. Neither Tender Offer is conditioned on any minimum amount of Securities being tendered under the Tender Offer or upon the successful consummation of the other Tender Offer.
Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Securities when such intermediary would require to receive instructions from a holder in order for that the holder to be able to participate in the Tender Offers before the deadlines specified above. The deadlines set by any such intermediary and each of Clearstream Banking S.A. (“Clearstream”) and Euroclear Bank SA/NV (“Euroclear” and together with Clearstream and DTC, the “Clearing Systems”) for the submission of Tender Instructions will be earlier than the relevant deadlines specified above.
Copies of all announcements, press releases and notices can also be obtained from the Information Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offers.
Holders are advised to read carefully the Offer Documents for full details of and information on the procedures for participating in the Tender Offers.
Barclays Capital Inc. (“Barclays”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Mizuho Securities USA LLC (“Mizuho”) are acting as joint lead dealer-managers (the “Joint Lead Dealer-Managers”), Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and Citigroup Global Markets Inc. are acting as senior co-dealer-managers (the “Senior Co-Dealer-Managers”) and Santander Investment Securities Inc., BBVA Securities Inc. and RBS Securities Inc. (marketing name “NatWest Markets”) are acting as co-dealer managers (collectively, with the Joint Lead Dealer-Managers and the Senior Co-Dealer-Managers, the “Dealer-Managers”) in connection with the Tender Offers. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depository (the “Depository”) in connection with the Tender Offers.

Questions and requests for assistance in connection with the Tender Offers may be directed to Barclays, J.P. Morgan, Mizuho (or their respective affiliates) or the Information Agent at their addresses and telephone numbers set forth below:

Barclays Capital Inc. 745 Seventh Avenue, 5th Floor New York, New York 10019 Attn: Liability Management Group Collect: (212) 528-7581 U.S. Toll Free: (800) 438-3242 Liability.management@barclays.com	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179 Attn: Liability Management Group Collect: (212) 834-4811 U.S. Toll Free: (866) 834-4666	Mizuho Securities USA LLC 320 Park Avenue, 11th Floor New York, New York 10022 Attn: Liability Management Group Collect: (212) 205-7736 U.S. Toll Free: (866) 271-7403
Barclays Bank PLC 5 The North Colonnade Canary Wharf, London, E14 4BB Attn: Liability Management Group Phone: +44 (0) 203-134-8515	J.P. Morgan Securities plc 25 Bank Street, Canary Wharf London, E14 5JP Attn: Liability Management Group Phone: +44 (0) 207-134-2468	Mizuho International plc Mizuho House 30 Old Bailey London EC4M 7AU Attn: Liability Management Group Phone: +44 (0) 207-090-6929
Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Information Agent.
Global Bondholder Services Corporation
65 Broadway, Suite 404
New York, New York 10006
Attention: Corporate Actions
Email: contact@gbsc-usa.com
http://www.gbsc-usa.com/Wal-Mart/
Banks and Brokers call: (212) 430-3774
U.S. Toll Free: (866) 924-2200
International call: 001-212-430-3774
DISCLAIMER    This announcement must be read in conjunction with the Offer Documents. This announcement and the Offer Documents contain important information which should be read carefully before any decision is made with respect to either of the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer Documents or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in either of the Tender Offers. None of the Dealer-Managers, the Information Agent and the Company makes any recommendation as to whether holders should tender their Securities for purchase pursuant to either of the Tender Offers.
None of the Dealer-Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offers contained in this announcement or in the Offer Documents. None of the Dealer-Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates is acting for any holder, or will be responsible to any holder for providing any protections which would be afforded to its clients or for providing advice in relation to either of the Tender Offers, and accordingly none of the Dealer-Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of either of the Tender Offers and which is not otherwise publicly available.
OFFER AND DISTRIBUTION RESTRICTIONS
Neither this announcement nor the Offer to Purchase constitutes an offer or an invitation to participate in a Tender Offer in any jurisdiction in which, or to any person to or from whom, it is unlawful to make such offer or invitation or for there to be such participation under applicable laws. The distribution of this announcement and the Offer Documents in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer Documents comes are required by each of the Company, the Dealer-Managers and the Information Agent to inform themselves about and to observe any such restrictions.
United Kingdom
The communication of this announcement, the Offer Documents and any other documents or materials relating to the Tender Offers is not being made by, and such documents and/or materials have not been approved by, an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000, as amended. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to, and may only be acted upon by, those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), or persons who are within Article 43 of the Financial Promotion Order, or to any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (such persons together being “Relevant Persons”).
Ireland
The Tender Offers are not being made, directly or indirectly, to the public in Ireland and no offers, issuances, placements or sales of any notes or securities under or in connection with the Tender Offers may be effected and the Offer Documents may not be distributed in Ireland except in conformity with the provisions of Irish law including (i) the Companies Act 2014 (as amended, the “Companies Act”), (ii) the Prospectus (Directive 2003/71/EC) Regulations 2005 (as amended) and any rules issued under Section 1363 of the Companies Act by the Central Bank of Ireland (the “Central Bank”), (iii) the European Communities (Markets in Financial Instruments) Regulations 2007 (Nos 1 to 3) (as amended, the “MiFID Regulations”), including, without limitation, Regulations 7 (Authorisation) and 152 (Restrictions on Advertising) thereof or any codes of conduct made under the MiFID Regulations, and the provisions of the Investor Compensation Act 1998 (as amended), (iv) the Market Abuse Regulation (EU 596/2014) and any rules and guidance issued by the Central Bank under Section 1370 of the Companies Act, and (v) the Central Bank Acts 1942 to 2015 and any codes of conduct rules made under Section 117(1) of the Central Bank Act 1989 (as amended).
France
The Tender Offers are not being made, directly or indirectly, to the public in France. Neither this announcement, the Offer to Purchase nor any other documents or marketing, or offering materials relating to the Tender Offers, has been or shall be distributed or caused to be distributed to the public in France and only (i) qualified investors (investisseurs qualifiés) acting for their own account, other than individuals, and/or (ii) providers of the investment service of portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour le compte de tiers) all as defined in, and in accordance with, Articles L.411-1, L.411-2, L.744-1, L.754-1, L.764-1, D.411-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier, are eligible to participate in the Tender Offers. This Offer to Purchase has not been submitted to the clearance procedures (visa) of the Autorité des marchés financiers.
Belgium
The Tender Offers do not constitute a public offering within the meaning of Articles 3, §1, 1° and 6, §1, of the Belgian Takeover Law. The Tender Offers are exclusively conducted under applicable private placement exemptions and have therefore not been, and will not be, notified to, and neither this announcement, the Offer to Purchase nor any other document or material relating to the Tender Offers has been, or will be, approved by the Belgian Financial Services and Markets Authority (Autorité des Services et Marchés Financiers/Autoriteit voor Financiële Diensten en Markten). Accordingly, the Tender Offers, this announcement, the Offer to Purchase, any memorandum, information circular, brochure or any similar documents relating to the Tender Offers may not be advertised, offered, distributed, or made available, directly or indirectly, to any person located and/or resident in Belgium other than to persons who qualify as “Qualified Investors” in the meaning of Article 10, §1, of the Belgian Prospectus Law, as referred to in Article 6, §3, 1° of the Belgian Takeover Law, and who is acting for its own account (and without prejudice to the application of Article 6, §4 of the Belgian Takeover Law), or in other circumstances which do not constitute a public offering in Belgium pursuant to the Belgian Takeover Law. The Offer to Purchase has been issued only for the personal use of the above Qualified Investors and exclusively for the purpose of the Tender Offers. Accordingly, the information contained therein may not be used for any other purpose or disclosed to any other person in Belgium (without prejudice to the application of Article 6, §4 of the Belgian Takeover Law).
Luxembourg
The terms and conditions relating to this announcement, the Offer Documents and any other documents or materials relating to the Tender Offers have not been approved by and will not be submitted for approval to the Luxembourg Financial Services Authority (Commission de Surveillance du Secteur Financier) for purposes of public offering in the Grand Duchy of Luxembourg (“Luxembourg”). Accordingly, the Tender Offers may not be made to the public in Luxembourg, directly or indirectly, and none of this announcement, the Offer Documents or any other documents or materials relating to the Tender Offers or any other prospectus, form of application, advertisement or other material may be distributed, or otherwise made available in or from, or published in, Luxembourg except in circumstances which do not constitute a public offer of securities to the public, subject to prospectus requirements, in accordance with the Luxembourg law of July 10, 2005 on prospectuses for securities, as amended.
Italy
Neither of the Tender Offers, the Offer to Purchase nor any other documents or materials relating to the Tender Offers has been or will be submitted to the clearance procedure of the CONSOB, pursuant to applicable Italian laws and regulations.
The Tender Offers are being carried out in Italy as an exempted offer pursuant to article 101-bis, paragraph 3-bis of the Financial Services Act and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of May 14, 1999, as amended.
Holders or beneficial owners of the Securities that are a resident of and/or located in Italy can tender the Securities for purchase through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act, CONSOB Regulation No. 16190 of October 29, 2007, as amended, and Legislative Decree No. 385 of September 1, 1993, as amended) and in compliance with applicable laws and regulations and with any requirements imposed by CONSOB or any other Italian authority.
Each intermediary must comply with the applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Securities, the Tender Offers and/or the Offer to Purchase.

Switzerland
Neither this announcement, the Offer Documents, any other documents or materials relating to the Tender Offers nor any other offering or marketing material relating to the Securities constitutes a prospectus as such term is understood pursuant to Article 652a or Article 1156 of the Swiss Federal Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Accordingly, the investor protection rules otherwise applicable to investors in Switzerland do not apply to the Tender Offers. When in doubt, investors based in Switzerland are recommended to contact their legal, financial or tax adviser with respect to the Tender Offers.
Spain
Neither the Tender Offers nor any other documents or materials relating to the Tender Offers have been or will be submitted for approval of or recognition by the Spanish Securities Market Commission (Comisión Nacional del Mercado de Valores) as the Tender Offers are not subject to such approval or recognition given that it is not being made in the Kingdom of Spain by way of a public offering of securities in accordance with article 35 of the Securities Market Act (Real Decreto Legislativo 4/2015, de 23 de octubre, por el que se aprueba el texto refundido de la Ley del Mercado de Valores), as amended and restated, or pursuant to an exemption from registration in accordance with Royal Decree 1310/2005 as amended (Real Decreto 1310/2005, de 4 de noviembre, por el que se desarrolla parcialmente la Ley 24/1988, de 28 de julio, del Mercado de Valores, en materia de admisión a negociación de valores en mercados secundarios oficiales, de ofertas públicas de venta o suscripción y del folleto exigible a tales efectos), and any regulations developing it which may be in force from time to time.
The Netherlands
The Tender Offers are not being made, directly or indirectly, to the public in The Netherlands. Neither this announcement, the Offer to Purchase nor any other document or material relating to the Tender Offers has been or shall be distributed to the public in The Netherlands and only (i) persons or entities which are qualified investors (gekwalificeerde beleggers) (as defined in the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended) in the Netherlands, (ii) standard logo and exemption wording is disclosed, as required by article 5:20(5) of the Dutch Financial Supervision Act (Wet op het financieel toezicht), or such offer is otherwise made in circumstances in which article 5:20(5) of the FSA is not applicable are eligible to participate in the Tender Offers.
Germany
Neither the Tender Offers nor the Offer to Purchase constitutes an offer of securities or the solicitation of an offer of securities to the public in Germany under the Securities Prospectus Act (Wertpapierprospektgesetz). Accordingly, the Offer to Purchase has not been submitted for approval and has not been approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht - BaFin) or any other German public authority.
General
Neither this announcement, the Offer Documents nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offers will not be accepted from holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of one or both of the Tender Offers is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offers would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to such Tender Offers. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offers will not be made to the holders of Securities residing in each such jurisdiction.
In any jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and any of the Dealer-Managers or, where the context so requires, their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made on behalf of the Company by such Dealer-Manager or such affiliate (as the case may be) in such jurisdiction.
By tendering your securities, or instructing your custodian to tender your securities, pursuant to a Tender Offer, you are representing and warranting that you are not a person to whom it is unlawful to make an invitation to tender pursuant to such Tender Offer under applicable law, and you have observed (and will observe) all laws of relevant jurisdictions in connection with your tender. Each holder participating in a Tender Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase under the heading “The Tender Offers-Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer-Managers and the Information Agent reserves the right, in their absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to a Tender Offer, whether any such representation given by a holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.
About Walmart
Wal-Mart Stores, Inc. (NYSE: WMT) helps people around the world save money and live better - anytime and anywhere - in retail stores, online, and through their mobile devices. Each week, over 260 million customers and members visit our 11,723 stores under 59 banners in 28 countries and e-commerce websites in 11 countries. With fiscal year 2017 revenue of $485.9 billion, Walmart employs approximately 2.3 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity.

Forward-Looking Statements
This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company's forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offers and the Company's ability to complete the Tender Offers. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause the Company's actual results to differ materially from those indicated in the Company's forward-looking statements. Please see the Cautionary Statement Regarding Forward-Looking Statements in the Offer to Purchase, as well as the Company's risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including the Company's most recently filed Annual Report on Form 10-K. Wal-Mart Stores, Inc. disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.